Rule 497(d)

                                     FT 829

                Supplement to the Prospectus dated April 27, 2004

         Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents who, during any consecutive 12-month period, sell at least $100 million, $250 million or $500 million worth of primary market units of unit investment trusts sponsored by First Trust Portfolios L.P. will receive a concession of $1,000, $2,500 or $5,000, respectively, in the month following the achievement of this level.

June 3, 2004